February 28, 2025
Summary Prospectus
Hartford Schroders Diversified Growth Fund
Class I	Class SDR
HFIGX	HFSGX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated February 28, 2025, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	I	SDR
Management fees(1)	0.55%	0.55%
Distribution and service (12b-1) fees	None	None
Total other expenses	0.34%	0.24%
Expenses of the Subsidiary(2)	0.02%	0.02%
Other expenses	0.32%	0.22%
Acquired fund fees and expenses	0.06%	0.06%
Total annual fund operating expenses(3)	0.95%	0.85%
Fee waiver and/or expense reimbursement(4)	0.09%	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.86%	0.71%
(1)
“Management fees” may vary based on the percentage of the Fund’s assets that is invested in one or more mutual funds or exchange-traded funds for which Hartford Funds Management Company, LLC (the “Investment Manager”) or its affiliates serves as investment manager (“Affiliated Funds”). The Fund does not pay a management fee for the portion of the Fund’s assets invested in the Affiliated Funds.
(2)
“Expenses of the Subsidiary” include the management fees and other expenses of the Fund’s wholly owned Cayman Islands subsidiary.
(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets disclosed in the financial highlights table in the Fund’s statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(4)
The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses from the Fund’s investments in investment companies other than Affiliated Funds) to the extent necessary to limit total annual fund operating expenses (including acquired fund fees and expenses related to the Fund’s investments in Affiliated Funds) as follows: 0.80% (Class I) and 0.65% (Class SDR). This contractual arrangement will remain in effect until February 28, 2026 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination. The Investment Manager also has contractually agreed to waive a portion of the management fee in an amount equal to the management fee paid to it by the Fund’s subsidiary. This waiver will remain in effect for as long as the Fund remains invested in the subsidiary.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
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The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
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You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
I	$88	$294	$517	$1,158
SDR	$73	$257	$458	$1,036
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing across equity, fixed income, and alternative asset classes. Under normal circumstances, the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), target an allocation between 20% to 70% of the Fund’s net assets in equity and equity related investments, 10% to 80% of the Fund’s net assets in fixed income and fixed income related investments, and 0% to 35% of its net assets in alternative related investments. The Sub-Advisers seek to adjust asset allocations within these bands in response to changing market, economic and political factors and events that the Sub-Advisers believe may affect the value of the Fund’s investments. To implement its asset allocation decisions, the Fund’s portfolio management team may allocate a portion of Fund assets to active strategies managed by specialized investment teams at the Sub-Advisers that will invest the allocated assets in accordance with the Fund’s investment strategy.
The equity portion of the Fund may include investments in common stocks, preferred stocks, depositary receipts, mutual funds, and exchange traded funds (“ETFs”), among other types of investments. The fixed income portion of the Fund may include investments in obligations of governments, government agencies or instrumentalities; supra-national issuers; corporate issuers; mutual funds; ETFs; and cash and cash equivalents; among other types of investments. The debt instruments may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (including “to be announced” (“TBA”) transactions), inflation-indexed bonds, and other securities bearing fixed or variable interest rates. The Fund may invest in debt securities of any maturity or duration and of any credit quality, including high yield investments (also referred to as “junk bonds”). The investment companies in which the Fund may invest include both affiliated and unaffiliated investment companies. The Fund may seek exposure to alternative related investments through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, Hartford Schroders Cayman Diversified Growth Fund, Ltd. (the “Subsidiary”), and through investments in ETFs. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, commodity-related derivative investments (including futures contracts, options, and swap agreements), and exchange traded commodities, which are pooled investment vehicles that invest primarily in commodities and commodity-related instruments (“ETCs”). The Subsidiary may also hold cash and invest in other investments, including fixed income securities, either as investments or to serve as margin or collateral. The Fund may invest in the securities of foreign issuers and non-dollar securities, including emerging markets.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions, including but not limited to, futures contracts, swap contracts (including total return swaps and interest rate swaps), currency forwards, and options. The Fund may enter into any of these transactions to hedge various risks; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may enter into derivative transactions directly and indirectly through the Subsidiary.

The Sub-Advisers use a flexible asset allocation approach driven by thematic and tactical ideas, with an emphasis on seeking to reduce downside risk. The Fund generally seeks diversification across industries and sectors. The Sub-Advisers use fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. When making allocation decisions, the Sub-Advisers consider a common set of drivers (e.g. valuation, cyclical and technical) and a range of time horizons (e.g. shorter-term tactical, medium-term thematic and longer-term structural). When choosing investments, the Sub-Advisers combine quantitative and qualitative approaches to assess opportunities. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics (where available for an issuer) into their investment process. ESG characteristics are one of several factors that contribute to the Sub-Advisers’ overall evaluation of the risk and return potential of an investment. The Sub-Advisers may sell securities or other instruments when they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that the investment presents undesirable risks, or to limit losses on investments that have declined in value.
In seeking to achieve the Fund’s investment objective, the Sub-Advisers apply their asset allocation approach to seek certain return and volatility targets in the Fund. The Fund seeks to outperform (before Fund fees and expenses) over a full market cycle (i) the Fund’s custom benchmark (50% MSCI ACWI Index (Net)/ 50% Bloomberg US Aggregate Bond Index); and (ii) the ICE BofA US 3-Month Treasury Bill Index plus 5% on an annualized basis. The Sub-Advisers seek to target an overall portfolio volatility target over a market cycle of approximately two-thirds or lower of the volatility of equity markets, as represented by the MSCI ACWI Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. There can be no assurance that the Fund will achieve the return and/or volatility targets and you may lose money by investing in the Fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the Sub-Advisers consider several factors when making investment decisions, the Sub-Advisers may not evaluate every factor prior to investing in a company or issuer, and the Sub-Advisers may determine that certain factors are more significant than others.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Subsidiary Risk –  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Commodity Related Investments Risk –  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, which may cause rapid and substantial changes in the value of the Fund’s holdings. These investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, speculation, or factors affecting a particular commodity, such as weather, disease, embargoes, tariffs and international economic, political, regulatory and market developments.
Investments linked to the prices of commodities may be considered speculative. The Fund may invest in ETCs, which are investment vehicles that track the performance of a commodity or an underlying commodity index. Many ETCs implement a futures trading strategy in lieu of actually owning physical commodities and may therefore produce different results than they would through ownership of the commodity. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any ETCs in which the Fund is invested. A liquid secondary market may not exist for certain commodity-linked derivatives and ETCs, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Inflation-Protected Securities Risk –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in the analysis, the weights placed on each factor, and changes in the historical trends of the factors.
Other Investment Companies Risk –  Investments in securities of other investment companies are subject to the risks that apply to the other investment companies’ strategies and portfolio holdings. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds (“ETFs”) and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share, or may not have an active trading market available. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Volatility Target Risk –  There can be no assurance that the Fund will meet its volatility target. The volatility target is intended to reduce the overall risk of investing in the Fund but may not work as intended. As a result, the Fund may be subject to increased transaction costs and may realize losses because of the investment techniques employed. For example, if the Fund has reduced its overall exposure to equities to avoid losses in certain market environments, the Fund may forego some of the returns that can be associated with periods of rising equity values. The strategy may fail to protect against market declines. The Fund’s performance may be lower than similar portfolios that are not managed to a volatility target.
New Fund Risk –  The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance (before and after taxes) does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns for the Fund in the bar chart and table:
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Assume reinvestment of all dividends and distributions
●
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
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Shows the Fund’s total return for the first full calendar year of operation
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Shows the returns of Class SDR shares. Returns for the Fund’s other class differs only to the extent that the other class does not have the same expenses.
Total returns by calendar year

During the period shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	5.39%	March 31, 2024
Worst Quarter Return	-1.84%	December 31, 2024
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark, the indices that comprise the blended benchmark, and the ICE BofA US 3-Month Treasury Bill Index plus 5%. The indices that comprise the blended benchmark are broad based market indices and serve as the Fund’s regulatory indices. The blended benchmark serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Fund also measures its performance against the ICE BofA US 3-Month Treasury Bill Index plus 5% as a secondary performance index. The blended benchmark and the ICE BofA US 3-Month Treasury Bill Index plus 5% are calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2024
		Since Inception
Share Classes	1 Year	(09/20/2023)
Class SDR - Return Before Taxes	11.16%	14.30%
- Return After Taxes on Distributions	9.64%	12.77%
- Return After Taxes on Distributions and Sale of Fund Shares	6.86%	10.43%
Class I (Return Before Taxes)	10.98%	14.19%
50% MSCI ACWI Index (Net)/ 50% Bloomberg US Aggregate Bond Index	9.14%	12.46%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	17.49%	20.03%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	5.21%
ICE BofA US 3-Month Treasury Bill Index plus 5% (reflects no deduction for fees, expenses or taxes)	10.64%	10.70%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Johanna Kyrklund, CFA	Portfolio Manager	2023
Remi Olu-Pitan, CFA	Portfolio Manager	2023
Mina Krishnan, CFA	Portfolio Manager	2023
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
8 February 28, 2025 MFSUM-SCHDG_02282025